FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 1994-2

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Pursuant to the Master Pooling and Servicing Agreement dated as of October 4,1994 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1994-2 Supplement, dated as of November 17, 1994 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


      Due Period Ending                                       DECEMBER 31, 1997
      Determination Date                                      JANUARY 7, 1998
      Distribution Date                                       JANUARY 15, 1998

                                                              ----------------
      Class A Accumulation Period ("Y" or "N")?                      N
                                                              ----------------
                                                              ----------------
      Class B Accumulation Period ("Y" or "N")?                      N
                                                              ----------------
                                                              ----------------
      Early Amortization Period ("Y" or "N")?                        N
                                                              ----------------
                                                              ----------------
      Class B Investor Amount paid in full ("Y" or "N")?             N
                                                              ----------------


      MASTER TRUST INFORMATION

      Receivables

      1. The aggregate amount of Eligible Receivables as of the end of
         the last day of the relevant Due Period                                         $     1,103,270,112.23

      2. The aggregate amount of Principal Receivables as of the end
         of the last day of the relevant Due Period                                      $     1,077,698,827.35

      3. The aggregate amount of Finance Charge Receivables as of
         the end of the last day of the relevant Due Period                              $        25,571,284.88

      4. The aggregate amount of Discount Option Receivables as of
                                                                                             ------------------
         the last day of the relevant Due Period                                         $                 0.00
                                                                                             ------------------

      5. The Transferor Amount as of the end of the last day of the
         relevant Due Period                                                             $       103,198,827.35

      6. The minimum Transferor Amount as of the end of the last
         day of the relevant Due Period                                                  $        37,387,871.85

      7. The Excess Funding Account Balance as of the end of the
         last day of the relevant Due Period                                             $                 0.00

      8. The aggregate principal balance of Receivables determined to be
         Receivables of Defaulted Accounts for the relevant Due Period                   $         8,722,349.46

      9. The aggregate amount of Recoveries for the relevant Due Period                  $         1,178,549.70

      10.The Default Amount for the relevant Due Period                                            7,543,799.76
                                                                                                   7,543,799.76

      Collections

      11.The aggregate amount of Collections of Principal Receivables
         for the relevant Due Period                                                     $       107,400,430.68

      12.The aggregate amount of Collections of Finance Charge
         Receivables for the relevant Due Period                                         $        18,508,345.15

      13.The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
         Account for the relevant Due Period                                             $                 0.00

      14.The aggregate amount of Collections processed for the relevant
         Due Period (sum of lines 9+11+12+13)                                            $       127,087,325.53

                                                                                             ------------------
      15.The average Discount Percentage for the relevant Due Period                     %                 0.00%
                                                                                             ------------------


      Invested Amounts

      16.The Series 1994-1 Invested Amount as of the end of the last                              49,500,000
         day of the relevant Due Period                                                  $        49,500,000

      17.The Series 1994-2 Invested Amounts as of the end of the last day of the relevant Due Period
                a.  Class A                                                              $       308,000,000
                b.  Class B                                                              $        36,000,000
                c.  Collateral Indebtedness Interest                                     $        50,000,000
                d. Class D                                                               $         6,000,000
                                                                                            ----------------
                e.  Total Invested Amount (sum of a - d)                                 $       400,000,000
                                                                                                 400,000,000
      18.The Series 1995-1 Invested Amounts as of the end of the last day of the relevant Due Period
                a.  Class A                                                              $       216,000,000
                b.  Class B                                                              $        30,000,000
                c.  Collateral Indebtedness Interest                                     $        39,000,000
                d. Class D                                                               $        15,000,000
                                                                                            ----------------
                e.  Total Invested Amount (sum of a - d)                                 $       300,000,000
                                                                                                 300,000,000

      19.The Series 1996-1 Invested Amounts as of the end of the last day of the relevant Due Period
                a.  Class A                                                              $       162,000,000
                b.  Class B                                                              $        22,500,000
                c.  Collateral Indebtedness Interest                                     $        29,250,000
                d. Class D                                                               $        11,250,000
                                                                                            ----------------
                e.  Total Invested Amount (sum of a - d)                                 $       225,000,000
                                                                                                 225,000,000

      20.The aggregate Invested Amount across all series of Investor
         Certificates outstanding as of the end of the last day of the
         relevant Due Period                                                             $       974,500,000
                                                                                                 974,500,000

      Investor Amounts

      21.The Series 1994-1 Investor Amount as of the end of the last
         day of the relevant Due Period                                                  $        49,500,000

      22.The Series 1994-2 Investor Amounts as of the end of the last day of the relevant Due Period
                a.  Class A                                                              $       308,000,000
                b.  Class B                                                              $        36,000,000
                c.  Collateral Indebtedness Interest                                     $        50,000,000
                d. Class D                                                               $         6,000,000
                e.  Total Investor Amount (sum of a - d)                                 $       400,000,000
                                                                                                 400,000,000
      23.The Series 1995-1 Investor Amounts as of the end of the last day of the relevant Due Period
                a.  Class A                                                              $       216,000,000
                b.  Class B                                                              $        30,000,000
                c.  Collateral Indebtedness Interest                                     $        39,000,000
                d. Class D                                                               $        15,000,000
                e.  Total Investor Amount (sum of a - d)                                 $       300,000,000
                                                                                                 300,000,000

      24.The Series 1996-1 Investor Amounts as of the end of the last day of the relevant Due Period
                a.  Class A                                                              $       162,000,000
                b.  Class B                                                              $        22,500,000
                c.  Collateral Indebtedness Interest                                     $        29,250,000
                d. Class D                                                               $        11,250,000
                e.  Total Investor Amount (sum of a - d)                                 $       225,000,000
                                                                                                 225,000,000

      25.The aggregate Investor Amount across all series of Investor
         Certificates outstanding as of the end of the last day of the
         relevant Due Period                                                             $       974,500,000


      Series 1994-2 Allocation Percentages

      26.The Fixed Percentage with respect to the relevant
         Due Period
                a.  Class A                                                              %                 0.00%
                b.  Class B                                                              %                 0.00%
                c.  Collateral Indebtedness Interest                                     %                 0.00%
                d.  Class D                                                              %                 0.00%
                                                                                             ------------------
                e.  Series 1994-2 Total                                                                    0.00%
                                                                                             ------------------

      27.The Floating Percentage with respect to the relevant
         Due Period
                a.  Class A                                                              %                30.91%
                b.  Class B                                                              %                 3.61%
                c.  Collateral Indebtedness Interest                                     %                 5.02%
                d.  Class D                                                              %                 0.60%
                                                                                             ------------------
                e.  Series 1994-2 Total                                                                   40.15%
                                                                                             ------------------



      Allocation of Collections

      28.The Series 1994-2 allocation of Collections of Principal
         Receivables for the relevant Due Period (line 25 times
         line 11)
                a.  Class A                                                              $        33,201,517.17
                b.  Class B                                                              $         3,880,696.81
                c.  Collateral Indebtedness Interest                                     $         5,389,856.68
                d.  Class D                                                              $           646,782.80
                                                                                            -------------------
                e.  Series 1994-2 Total                                                  $        43,118,853.47
                                                                                            -------------------
                                                                                                  43,118,853.47

      29.The Series 1994-2 allocation of Collections of Finance
         Charge Receivables for the relevant Due Period (line 25
         times line 12)
                a.  Class A                                                              $         5,721,626.42
                b.  Class B                                                              $           668,761.53
                c.  Collateral Indebtedness Interest                                     $           928,835.46
                d.  Class D                                                              $           111,460.25
                                                                                           --------------------
                e.  Series 1994-2 Total                                                  $         7,430,683.66
                                                                                           --------------------
                                                                                                   7,430,683.66

      Portfolio Yield and Delinquencies

      30.The Portfolio Yield for the relevant Due Period (including
         Shared Excess Finance Charge Collections, if allocated)
         with respect to Series 1994-2                                                   %                16.62%

      31.The 3-month average Portfolio Yield for the three most recent
         Due Periods                                                                     %                13.88%

      32.The Base Rate for the relevant Due Period                                       %                 9.61%

      33.The 3-month average Base Rate for the three most recent
         Due Periods                                                                     %                 9.68%

      34.Average Portfolio Yield less average Base Rate                                  %                 4.20%

      35.The amount of Shared Excess Finance Charge Collections
         allocable to Series 1994-2 with respect to any Finance Charge
         Shortfall in such Series for the relevant Due Period                            $         1,138,670.75

      36.The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                             ------------------
                     (a)     Delinquent 31 to 60 days                                    $        26,346,822.48
                                                                                             ------------------
                     (b)     Delinquent 61 to 90 days                                    $        15,557,452.37
                                                                                             ------------------
                     (c)     Delinquent 91 days or more                                  $        30,783,320.79
                                                                                             ------------------




      Determination of Monthly Interest

      37.Class A Monthly Interest:
                a.  Class A Monthly Interest                                             $         2,053,333.33
                b.  Funds allocated and available to pay Class A
                     Monthly Interest for relevant Due Period (4.3a)                     $         5,721,626.42
                c.  Class A Interest Shortfall (a less b)                                $                 0.00
                d.  Class A Additional Interest                                          $                 0.00

      38.Class B Monthly Interest:
                a.  Class B Monthly Interest                                             $           246,000.00
                b.  Funds allocated and available to pay Class B
                     Monthly Interest for relevant Due Period (4.3b)                     $           668,761.53
                c.  Class B Interest Shortfall (a less b)                                $                 0.00
                d.  Class B Additional Interest                                          $                 0.00

      39.Collateral Monthly Interest and Class D Monthly Interest:
         *      a.  Collateral/Class D Monthly Interest                                  $           320,677.77
                b.  Funds allocated and available to pay Collateral/
                     Class D Monthly Interest for relevant Due Period                    $         1,040,295.71
                c.  Collateral/Class D Interest Shortfall (a less b)                     $                 0.00
                d.  Collateral/Class D Additional Interest                               $                 0.00
         *Class D interest not paid due to funding of 94-2 Cash Collateral Account.
      Determination of Monthly Principal

      40.Class A Monthly Principal (pursuant to section 4.4a):
            (X).a.  Fixed Allocation Percentage of Principal Receivable
                    Collections + Shared - Reallocted Coll. Applied                      $                 0.00
            (Y).a.  Controlled Accumulation Amount                                       $                 0.00
                b.  Deficit Controlled Accumulation Amount                               $                 0.00
                c.  Controlled Deposit Amount                                            $                 0.00
            (Z).a.  Class A Invested Amount                                              $       308,000,000.00
         Class A Monthly Principal (the least of x,y,z)                                  $                 0.00

      41.Class B Monthly Principal (pursuant to section 4.4b)
         (distributable only after payout of Class A)
            (X).a.  Fixed Allocation Percentage of Principal Receivable
                    Collections + Shared - Reallocted Collections
                    Applied - Class A Monthly Principal Applications                     $                 0.00
            (Y).a.  Controlled Accumulation Amount                                       $                 0.00
                b.  Deficit Controlled Accumulation Amount                               $                 0.00
                c.  Controlled Deposit Amount                                            $                 0.00
            (Z).a.  Class B Invested Amount                                              $        36,000,000.00
         Class B Monthly Principal (the least of x,y,z)                                  $                 0.00

      42.Collateral Monthly Principal
                a.  pursuant to 4.4c (i) prior to occurrence of
                    Early Amortization or payment in full of the
                    Class B Investor Amount (optional)                                   $                 0.00
                b.  pursuant to 4.4c (ii) prior to occurrence of
                    Early Amortization or payment in full of the
                    Class B Investor Amount                                              $                 0.00


      Available Funds

      43.Class A Available Funds
                a.  Class A Finance Charge allocation (line 29a)                         $         5,721,626.42
                b.  Prior to Class B Principal Commencement Date, the
                    amount of Principal Funding Investment Proceeds for
                    such prior Due Period                                                $                 0.00
                c.  Any amount of Reserve Account withdrawn and
                   included in Class A Available Funds (section 4.14d)                   $                 0.00
                d.  Class A Available Funds (sum a-c)                                    $         5,721,626.42

      44.Class B Available Funds
                a.  Class B Finance Charge allocation (line 29b)                         $           668,761.53
                b.  On or After Class B Principal Commencement Date, the
                    amount of Principal Funding Investment Proceeds for
                    such prior Due Period                                                $                 0.00
                c.  Any amount of Reserve Account withdrawn and
                   included in Class B Available Funds (section 4.14d)                   $                 0.00
                d.  Class B Available Funds (sum a-c)                                    $           668,761.53

      45.Collateral Available Funds:
                a.  Collateral Finance Charge allocation (line 29c)                      $           928,835.46

      46.Class D Available Funds
                a.  Class D Finance Charge allocation (line 29d)                         $           111,460.25


      Reallocated Principal Collections

      47.Class D Subordinated Principal Collections (to the extent                       $                 0.00
         needed to fund Required Amounts)

      48.Collateral Subordinated Principal Collections (to the extent                    $                 0.00
         needed to fund Required Amounts)

      49.Class B Subordinated Principal Collections (to the extent                       $                 0.00
         needed to fund Required Amounts)

      50.Total Reallocated Principal Collections                                         $                 0.00
                                                                                                           0.00

      Investor Default Amounts

      51.Class A Investor Default Amount                                                 $         2,332,072.56
                                                                                         %                 8.40%

      52.Class B Investor Default Amount                                                 $           272,579.91
                                                                                         %                 8.40%

      53.Collateral Investor Default Amount                                              $           378,583.21
                                                                                         %                 8.40%

      54.Class D Investor Default Amount                                                 $            45,429.98
                                                                                         %                 8.40%

      55.Aggregate Investor Default Amount                                               $         3,028,665.66

                                                                                         %                 8.40%
      Allocable Amounts for Series 1994-2

      56.The Allocable Amount for Series 1994-2 as of the end of the
         relevant Due Period (Inv Default Amt + Series 94-2 Adjust Amt)
              Class A                                                                    $         2,332,072.56
              Class B                                                                    $           272,579.91
              Class C                                                                    $           378,583.21
              Class D                                                                    $            45,429.98
                                                                                              -----------------
         Aggregate Allocable Amount                                                      $         3,028,665.66


      Required Amounts for Series 1994-2

      57.Class A Required Amount (section 4.5a)
                a.  Class A Monthly Interest for current Distribution
                    Date                                                                 $         2,053,333.33
                b.  Class A Monthly Interest previously due but not
                    paid                                                                 $                 0.00
                c.  Class A Additional Interest for prior Due Period
                    or previously due but not paid                                       $                 0.00
                d.  Class A Allocable Amount                                             $         2,332,072.56
                e.  Class A Servicing Fee (if FNANB is no longer
                    servicer)                                                            $                 0.00
                f.  Class A Available Funds                                              $         5,721,626.42
                g.  Class A Required Amount (sum of a-e minus f)                         $                 0.00

      58.Class B Required Amount (section 4.5b)
                a.  Class B Monthly Interest for current Distribution
                    Date                                                                 $           246,000.00

                b.  Class B Monthly Interest previously due but not
                    paid                                                                 $                 0
                c.  Class B Additional Interest for prior Due Period
                    or previously due but not paid                                       $                 0
                d.  Class B Servicing Fee (if FNANB is no longer
                    servicer)                                                            $                 0
                e.  Class B Available Funds                                              $           668,761.53
                f.  Excess of Class B Allocable Amount over
                    funds available to make payments (section 4.8d)                      $                 0.00
                g.  Class B Required Amount ((sum of a-d) minus e                        $
                    plus f)                                                                                0.00



      59.Collateral/Class D Required Amount (section 4.5c,d)
                a.  Collateral/Class D Monthly Interest for current
                    Distribution date                                                    $           320,677.77
                b.  Collateral/Class D Monthly Interest previously
                    due but not paid                                                     $                 0.00
                c.  Collateral/Class D Additional Interest for prior
                    Due Period or previously due but not paid                            $                 0.00
                d.  Collateral/Class D Servicing Fee (if FNANB is
                    no longer servicer)                                                  $                 0.00
                e.  Collateral/Class D Available Funds                                   $         1,040,295.71
                f.  Excess of Collateral/Class D Allocable Amount
                    amount over funds available to make payments                         $                 0.00
                g.  Collateral/Class D Required Amount ((sum of
                    a-d) minus e plus f)                                                 $                 0.00


      Investor Charge-Offs

      60.The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
         Amount and Class D Invested Amount
                a.  Class A                                                              $                 0.00
                b.  Class B                                                              $                 0.00
                c.  Collateral Indebtedness Amount                                       $                 0.00
                d.  Class D                                                              $                 0.00

      61.The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
         Invested Amount
                a.  Class B                                                              $                 0.00
                b.  Collateral Indebtedness Amount                                       $                 0.00
                c.  Class D                                                              $                 0.00

      62.The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                a.  Collateral Indebtedness Amount                                       $                 0.00
                b.  Class D                                                              $                 0.00


      Servicing Fee
         (2% of total Invested Amount)
      63.Class A Servicing Fee for the relevant Due Period                               $           513,333.33

      64.Class B Servicing Fee for the relevant Due Period                               $            60,000.00

      65.Collateral Servicing Fee for the relevant Due Period                            $            83,333.33

      66.Class D Servicing Fee for the relevant Due Period  *                            $            10,000.00
      *Class D servicing fee not paid due to funding of 94-2 Cash Collateral Account.



      Enhancement
               (14% of total Invested Amount)
      67.Required Enhancement Amount
                a. Invested Amount as of the last day of relevant Due
                    Period                                                               $       400,000,000.00
                b.  Required Enhancement Amount (line a times 14%)                                56,000,000.00

      68.Enhancement Surplus
                a.  Amount on Deposit in the Cash Collateral Account                     $                 0.00
                b.  Collateral Indebtedness Amount                                       $        50,000,000.00
                c.  Class D Invested Amount                                              $         6,000,000.00
                d.  Required Enhancement Amount                                          $        56,000,000.00
                e.  Enhancement Surplus ((sum of a-c)less d)                             $                 0.00
         *      f.  Enhancement deficiency, deposit excess Finance
                    Charge to Cash Collateral Account                                    $         3,490,074.57
         *Enhancement deficiency due to supplemental percentage definition of
           '94-2 Loan Agreement.
      Reserve Account

      69.Lowest historical 3 month average Portfolio Yield less 3 month
         average Base Rate (must be > 4%, or line 70 will adjust accordingly)            %                 3.09%

      70.Reserve Account Funding Date (based on line 69)                                         08/15/98

      71.Required Reserve Account Amount (after the Reserve Account
         Funding Date, 0.5% times the Class A Investor Amount)                           $         1,540,000.00

      72.Available Reserve Account Amount
                a.  Amount of deposit in the Reserve Account on the
                    relevant Distribution Date                                           $                 0.00
                b.  Required Reserve Account Amount (line 71)                            $         1,540,000.00
                c.  Available Reserve Account Amount                                     $                 0.00


      Principal Funding Account

      73.Principal Funding Account Balance as of prior Distribution Date                 $                 0.00

      74.Deposit to the Principal Funding Account on the current
         Distribution Date                                                               $                 0.00

      75.Withdrawal from the Principal Funding Account on the Current
         Distribution Date                                                               $                 0.00

      76.Principal Funding Account Balance as of the current
         Distribution Date                                                               $                 0.00

      77.As of the date hereof, no Early Amortization Event has been deemed to have occured during the relevant Due Period.